Exhibit 10.1

Execution Version

PSPC ESCROW II CORP.

to be merged with and into

PLATFORM SPECIALTY PRODUCTS CORPORATION

$500,000,000 10.375% Senior Notes Due 2021

PURCHASE AGREEMENT

November 3, 2015

CREDIT SUISSE SECURITIES (USA) LLC

BARCLAYS CAPITAL INC.

As Representatives of the several

    Initial Purchasers named in Schedule I attached hereto

c/o Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, New York 10010

Ladies and Gentlemen:

PSPC Escrow II Corp., a Delaware corporation (the “Escrow Issuer”) and a wholly-owned unrestricted subsidiary of Platform Specialty Products Corporation, a Delaware corporation (the “Company”), proposes, upon the terms and conditions set forth in this agreement (this “Agreement”), to issue and sell to Credit Suisse Securities (USA) LLC (“Credit Suisse”) and Barclays Capital Inc. (“Barclays”) and the other several initial purchasers named in Schedule I hereto (the “Initial Purchasers”), for whom Credit Suisse and Barclays are acting as representatives (in such capacity, the “Representatives”), $500 million in aggregate principal amount of its 10.375% Senior Notes due 2021 (the “Notes”). The Notes will have terms and provisions that are summarized in the Pricing Disclosure Package (as defined below) and Offering Circular (as defined below), and are to be issued pursuant to an Indenture (the “Initial Indenture”) dated as of the Closing Date (as defined below) to be entered into between the Escrow Issuer and Computershare Trust Company, N.A., as trustee (the “Trustee”) and as paying agent and registrar for the Notes.

On the Effective Date (as defined below), the Company and the guarantors listed in Schedule II-A hereto (the “Original Guarantors”) will enter into a Supplemental Indenture (the “Supplemental Indenture”) with the Trustee pursuant to which the Company will assume the rights and obligations of the Escrow Issuer under the Initial Indenture and the Original Guarantors will guarantee such obligations effective as of and from the Effective Date. Contemporaneously with the consummation of the Acquisition (as defined below), the Escrow Issuer will merge with and into the Company at which time the Company will, pursuant to the Indenture, assume the rights and obligations of the Escrow Issuer under the Notes and the Initial

Indenture and the Company will succeed to the Escrow Issuer’s obligations under the Notes and the Initial Indenture by the operation of law. In accordance with and as required by Section 5(s), the Target’s subsidiaries listed on Schedule II-B (the “Target Guarantors”), the Company and the Original Guarantors will enter into a Second Supplemental Indenture (the “Second Supplemental Indenture”) with the Trustee pursuant to which the Target Guarantors will guarantee the Issuer’s (as defined below) obligations under the Notes effective as of and from the date of such Second Supplemental Indenture (the “Second Supplemental Indenture Date”). The Notes will be issued by the Issuer and the Issuer’s obligations under the Notes, including the due and punctual payment of interest on the Notes, will be irrevocably and unconditionally guaranteed on a senior basis (the “Guarantees”) (i) from and after the Effective Date (as defined below), by the Original Guarantors, and (ii) from and after the Second Supplemental Indenture Date, by the Original Guarantors and the Target Guarantors.

As used herein, the term (a) “Notes” shall include the Guarantees, unless the context otherwise requires; (b) “Indenture” shall mean (i) the Initial Indenture, prior to the consummation of the Acquisition, (ii) the Initial Indenture, as supplemented by the Supplemental Indenture, from and after the Effective Date, and (iii) the Initial Indenture, as supplemented by the Supplemental Indenture, and as further supplemented by the Second Supplemental Indenture, from and after the Second Supplemental Indenture Date; (c) “Issuer” shall mean (i) solely the Escrow Issuer prior to the Effective Date, and (ii) solely the Company from and after the Effective Date; and (d) “Guarantor” shall mean (i) all the Guarantors other than the Target Guarantors (as defined below) prior to the execution of the Second Supplemental Indenture, and (ii) all the Guarantors (including the Target Guarantors) from and after the execution of the Second Supplemental Indenture.

On July 13, 2015, the Company and Alent plc, a public limited company registered in England and Wales (including all of its subsidiaries, the “Target”), issued an announcement (the “Announcement”) pursuant to Rule 2.7 of the U.K. City Code on Takeovers and Mergers disclosing the terms of a recommended offer by MacDermid Performance Acquisitions Ltd., a private limited company registered in England and Wales and wholly-owned indirect subsidiary of the Company, to acquire all of the issued and to be issued shares of the Target (the “Acquisition”). The Alent Acquisition is expected to be effected by way of a court-sanctioned scheme of arrangement (the “Scheme” and the related scheme document, together with the Co-Operation Agreement (as defined in the Pricing Disclosure Package (as defined below)) and any other documents, agreements or instruments delivered in connection with the Acquisition, the “Acquisition Documents”), which will be implemented under Part 26 of the U.K. Companies Act 2006, as amended. The Company expects to finance the Acquisition with (i) cash proceeds from the issuance of $500 million aggregate principal amount of the Notes and (ii) a drawdown under the Company’s amended senior secured term loan credit facility (the “Amended and Restated Credit Facility”) comprised of an incremental term loan denominated in U.S. dollars and an incremental term loan denominated in Eurodollars, in each case, pursuant to an amendment to the Amended and Restated Credit Facility (the “Incremental Facility” and, together with any other documents, agreements or instruments delivered in connection therewith, the “Incremental Facility Documentation”) ((i)-(ii), together with the Acquisition, collectively referred to herein as the “Transactions”). The Acquisition Documents and the Incremental Facility Documentation are referred to in this Agreement as the “Transaction Agreements.”

The Escrow Issuer will enter into an escrow and security agreement, dated as of the Closing Date (the “Escrow and Security Agreement”), among the Escrow Issuer, the Trustee and Computershare Trust Company, N.A., as escrow agent (the “Escrow Agent”), pursuant to which the Initial Purchasers will deposit the gross proceeds from the offering of the Notes into an escrow account (the “Escrow Account”) held by the Escrow Agent and the Escrow Issuer (or one or more of its affiliates) will contribute to the Escrow Account an amount in cash such that the total escrowed funds will be sufficient to pay the Special Mandatory Redemption Price (as defined below). If the Escrow Conditions (as such term is defined in the Escrow and Security Agreement) are not satisfied on or prior to July 13, 2016 (the “Outside Date”), the funds held in the Escrow Account will be released to redeem the Notes at a special mandatory redemption price equal to the par of the Notes plus accrued interest, if any, to, but not including, the redemption date (the “Special Mandatory Redemption Price”). Alternatively, the Escrow Issuer may redeem the Notes, at its option, in whole but not in part, at any time prior to the Outside Date, if, in its judgment, the Acquisition will not be consummated by the Outside Date, at a redemption price equal to the par of the Notes, plus accrued interest, if any, to, but not including, the redemption date. If the Escrow Conditions are satisfied on or prior to the Outside Date, the funds held in the Escrow Account will be released to or at the order of the Escrow Issuer to fund, in part, the consideration for the Acquisition other than the portion of such funds required to pay the Fee (as defined below), which will be released to or at the order of the Initial Purchasers (the date of such release being referred to herein as the “Effective Date”). If all of the Escrow Conditions will be satisfied substantially concurrently with the closing, (i) the Notes will not be subject to any special mandatory redemption and (ii) the “Effective Date” will be deemed to be the Closing Date for all purposes hereunder.

Immediately following the Acquisition, the Target and the Target Guarantors will be joined as Guarantors to this Agreement pursuant to a joinder agreement, the form of which is attached hereto as Exhibit B (the “Joinder Agreement”), at which time the representations, warranties and agreements of the Target in this Agreement shall become effective, as of the date thereof, pursuant to the terms of the Joinder Agreement, and each of the Target and the Target Guarantors shall, without any further action by any other person, become a party to this Agreement.

The Escrow Issuer, the Company and the Guarantors and, upon execution of the Joinder Agreement, the Target and the Target Guarantors hereby confirm their agreement with the several Initial Purchasers concerning the purchase and resale of the Notes as follows:

1. Purchase and Resale of the Notes. The Notes will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on exemptions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and Regulation S under the Securities Act (“Regulation S”). The Escrow Issuer, the Company and the Guarantors have prepared a preliminary offering circular, dated November 2, 2015 (the “Preliminary Offering Circular”), a pricing term sheet substantially in the form attached hereto as Schedule III (the “Pricing Term Sheet”) setting forth the terms of the Notes omitted from the Preliminary Offering Circular and certain other information and an offering circular, dated November 3, 2015 (the “Offering Circular”), setting forth information regarding the Escrow Issuer, the Company, the Guarantors, the Notes and the Guarantees. The Preliminary Offering Circular, as supplemented and amended as of the Applicable Time (as defined below), together with the Pricing Term Sheet and any of the documents listed on Schedule IV(A) hereto are collectively referred to as the “Pricing Disclosure Package”. The Escrow Issuer, the Company and the Guarantors hereby confirm that they have authorized the use of the Pricing Disclosure Package and the Offering Circular in connection with the offering and resale of the Notes by the Initial Purchasers. “Applicable Time” means 5:00 p.m. (New York City time) on the date of this Agreement.

Any reference to the Preliminary Offering Circular, the Pricing Disclosure Package or the Offering Circular shall be deemed to refer to and include the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and all subsequent documents filed with the United States Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or prior to the date of the Preliminary Offering Circular, the Pricing Disclosure Package or the Offering Circular, as the case may be. Any reference to the Preliminary Offering Circular, Pricing Disclosure Package or the Offering Circular, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Circular, Pricing Disclosure Package or the Offering Circular, as the case may be, and prior to such specified date. All documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Circular, Pricing Disclosure Package or the Offering Circular, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports”. For the avoidance of doubt, Exchange Act Reports shall not include any Current Reports on Form 8-K (or portions thereof) that are “furnished” to but not “filed” with the Commission.

You have advised the Escrow Issuer and the Company that you will offer and resell (the “Exempt Resales”) to subsequent purchasers (the “Subsequent Purchasers”) the Notes purchased by you hereunder on the terms set forth in each of the Pricing Disclosure Package and the Offering Circular, as amended or supplemented, solely to (i) persons whom you reasonably believe to be “qualified institutional buyers” as defined in Rule 144A (“QIBs”), and (ii) outside the United States to certain persons who are not U.S. Persons (as defined in Regulation S) (such persons, “Non-U.S. Persons”) in offshore transactions in reliance on Regulation S. As used herein, the terms “offshore transaction” and “United States” have the meanings assigned to them in Regulation S. As disclosed in the Pricing Disclosure Package and the Offering Circular, one or more of the Initial Purchasers may use affiliates or other appropriately licensed entities, including Credit Suisse Securities (Europe) Limited, Barclays Bank PLC and those listed in Schedule VI hereto, for whom Credit Suisse Securities (Europe) Limited and Barclays Bank PLC are acting as representatives, for sales of the Notes in jurisdictions in which such Initial Purchasers are not otherwise permitted to do so. Those persons specified in clauses (i) and (ii) are referred to herein as “Eligible Purchasers”.

No sale of the Notes to any one Subsequent Purchaser will be for less than $2,000 principal amount and no Note will be issued in a smaller principal amount. In the event a Subsequent Purchaser is a non-bank fiduciary acting on behalf of others, each person for whom it is acting must purchase at least $2,000 principal amount of the Notes.

2. Representations, Warranties and Agreements of the Escrow Issuer, the Company and the Guarantors. The Escrow Issuer, the Company and the Guarantors, and upon execution of the Joinder Agreement, the Target and the Target Guarantors, jointly and severally, represent, warrant and agree as follows (it being understood that (i) whenever a reference is made to the subsidiaries of the Company in this Agreement, such phrase will be understood to refer to the subsidiaries of the Company both prior to and immediately after the Effective Date including, without limitation, the Target and its subsidiaries, and (ii) prior to the execution of the Joinder Agreement, any representations and warranties made with respect to the Target, its subsidiaries or the Target Guarantors, are made to the knowledge of the Escrow Issuer, the Company and the Guarantors, after due inquiry):

(a) When the Notes and Guarantees are issued and delivered pursuant to this Agreement, such Notes and Guarantees will not be of the same class (within the meaning of Rule 144A) as securities of the Escrow Issuer, the Company or the Guarantors that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

(b) Assuming the accuracy of your representations and warranties in Section 3(c), the purchase and resale of the Notes pursuant hereto (including pursuant to the Exempt Resales) are exempt from the registration requirements of the Securities Act.

(c) No form of general solicitation or general advertising within the meaning of Regulation D under the Securities Act (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) (each, a “General Solicitation”) was used by the Escrow Issuer, the Company, the Guarantors, any of their respective affiliates or any of their respective representatives (other than you and the other Initial Purchasers, as to whom the Escrow Issuer, the Company and the Guarantors make no representation) in connection with the offer and sale of the Notes.

(d) No directed selling efforts within the meaning of Rule 902 under the Securities Act were used by the Escrow Issuer, the Company, the Guarantors or any of their respective representatives (other than you and the other Initial Purchasers, as to whom the Escrow Issuer, the Company and the Guarantors make no representation) with respect to Notes sold outside the United States to Non-U.S. Persons, and the Escrow Issuer and the Company, any affiliate of the Escrow Issuer or the Company, respectively, and any person acting on their behalf (other than you and the other Initial Purchasers, as to whom the Escrow Issuer, the Company and the Guarantors make no representation) has complied with and will implement the “offering restrictions” required by Rule 902 under the Securities Act.

(e) Each of the Preliminary Offering Circular, the Pricing Disclosure Package and the Offering Circular, each as of (x) its respective date (or in the case of the Pricing Disclosure Package, as of the Applicable Time) and (y) the Closing Date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act if the Company were not subject to Section 13 or 15(d) of the Exchange Act.

(f) None of the Escrow Issuer, the Company, any Guarantor nor any other person acting on behalf of the Escrow Issuer, the Company or any Guarantor has sold or issued any securities that would be integrated with the offering of the Notes contemplated by this Agreement pursuant to the Securities Act or the rules and regulations thereunder.

(g) The Preliminary Offering Circular, the Pricing Disclosure Package and the Offering Circular have been prepared by the Escrow Issuer, the Company and the Guarantors for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing or suspending the use of the Preliminary Offering Circular, the Pricing Disclosure Package or the Offering Circular, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act has been issued, and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Escrow Issuer, the Company or any of the Guarantors is contemplated.

(h) The Offering Circular will not, as of its date or as of the Closing Date, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Offering Circular in reliance upon and in conformity with written information furnished to the Escrow Issuer or the Company through the Representatives by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).

(i) The Pricing Disclosure Package did not, as of the Applicable Time, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Escrow Issuer or the Company through the Representatives by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).

(j) Neither the Escrow Issuer nor the Company have made any offer to sell or solicitation of an offer to buy the Notes that would constitute a “free writing prospectus” (if the offering of the Notes was made pursuant to a registered offering under the Securities Act), as defined in Rule 433 under the Securities Act (a “Free Writing Offering Document”) without the prior consent of the Representatives; any such Free Writing Offering Document the use of which has been previously consented to by the Initial Purchasers is listed on Schedule IV.

(k) Each Free Writing Offering Document listed in Schedule IV hereto, when taken together with the Pricing Disclosure Package, did not, as of the Applicable Time, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from such Free Writing Offering Document listed in Schedule IV hereto in reliance upon and in conformity with written information furnished to the Escrow Issuer or the Company through the Representative by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).

(l) The Exchange Act Reports, when they were (and to the extent they are incorporated by reference into the Preliminary Offering Circular and Offering Circular are) filed with the Commission, conformed (and to the extent they are incorporated by reference into the Offering Circular will conform) in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Exchange Act Reports did not (and to the extent they are incorporated by reference into the Offering Circular will not, when filed with the Commission) contain an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(m) Each of the Escrow Issuer, the Company, the Guarantors and their respective subsidiaries has been duly organized, is validly existing and in good standing as a corporation, partnership or limited liability company under the laws of their respective jurisdiction of organization and is duly qualified to do business and in good standing as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on (i) the condition (financial or otherwise), results of operations, stockholders’ equity, properties or business of the Company and its subsidiaries taken as a whole or (ii) the performance by the Escrow Issuer, the Company and the Guarantors of their obligations under this Agreement, the Joinder Agreement, the Initial Indenture, the Supplemental Indenture, the Second Supplemental Indenture, the Notes, the Guarantees and the Escrow and Security Agreement, as applicable (collectively, the “Note Documents”) and the Transaction Agreements, as applicable (a “Material Adverse Effect”; provided that for purposes of this Agreement, when determining whether any adverse effect constitutes a Material Adverse Effect (i) to the extent such adverse effect applies to the Target, the materiality of such adverse effect shall be determined after giving effect to the Acquisition and (ii) to the extent such event relates to the Company and its subsidiaries (other than the Target), the materiality of such adverse effect shall be considered prior to giving effect to the Transactions). Each of the Escrow Issuer, the Company, the Guarantors and their respective subsidiaries has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed on Schedule V hereto.

(n) The Company has an authorized capitalization as set forth in each of the Pricing Disclosure Package and the Offering Circular, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, conform to the description thereof contained in the Pricing Disclosure Package and Offering Circular and were issued in compliance with federal and state securities laws and not in violation of any preemptive right, resale right, right of first refusal or similar right. All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued, conform to the description therefor contained or incorporated by reference in the Pricing Disclosure Package and Offering Circular and were issued in compliance with federal and state securities laws. All of the issued shares of capital stock or other ownership interest of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except as described in the Pricing Disclosure Package and the Offering Circular and except for such liens, encumbrances, equities or claims as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o) (i) The Escrow Issuer has all requisite corporate power and authority to execute, deliver and perform its respective obligations under the Initial Indenture, (ii) on the Effective Date, the Company and each of the Guarantors will have all requisite corporate, partnership or limited liability company power and authority, as applicable, to execute, deliver and perform their respective obligations under the Supplemental Indenture, (iii) the Initial Indenture has been duly and validly authorized by the Escrow Issuer, and upon its execution and delivery and, assuming due authorization, execution and delivery by the Trustee, will constitute the valid and binding agreement of the Escrow Issuer, enforceable against the Escrow Issuer in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (iv) on the Effective Date, the Supplemental Indenture will have been duly and validly authorized by the Company and each of the Guarantors, and upon its execution and delivery and, assuming due authorization, execution and delivery by the Trustee, will constitute the valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(p) The Issuer has all requisite corporate power and authority to execute, issue, sell and perform their obligations under the Notes. The Notes have been duly authorized by the Issuer and, when duly executed by the Issuer in accordance with the terms of the Indenture, assuming due authentication of the Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will be validly issued and delivered and will constitute valid and binding obligations of the Issuer entitled to the benefits of the Indenture, enforceable against the Issuer in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Notes will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Circular.

(q) On the Effective Date, the Original Guarantors will have all requisite corporate, partnership or limited liability company power and authority, as applicable, to execute, deliver and perform their respective obligations under the Guarantees. On the Second Supplemental Indenture Date, the Target Guarantors will have all requisite corporate, partnership or limited liability company power and authority, as applicable, to execute, deliver and perform their respective obligations under the Guarantees. The Guarantees have been duly and validly authorized by the Guarantors and when the Supplemental Indenture and the Second Supplemental Indenture, as applicable, are duly executed and delivered by the Original Guarantors and the Target Guarantors, respectively, in accordance with their respective terms and upon the due execution, authentication and delivery of the Notes in accordance with the Indenture and the issuance of the Notes in the sale to the Initial Purchasers contemplated by this Agreement, will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Guarantees will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Circular.

(r) The Company and each of the Guarantors have all requisite corporate, partnership or limited liability company power and authority, as applicable, to consummate the Transactions and to enter into and perform their respective obligations under the Transaction Agreements (to the extent a party thereto) and all necessary corporate, partnership or limited liability company action, as the case may be, has been taken by the Company and each of the Guarantors to authorize the making, execution, delivery, performance and consummation, as the case may be, of the Transactions Agreements.

(s) The Escrow Issuer, the Company and the Guarantors have all requisite corporate, partnership or limited liability company power, as applicable, to execute, deliver and perform its respective obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Escrow Issuer, the Company and the Guarantors. On the Effective Date, the Joinder Agreement will have been duly authorized by the Target and the Target Guarantors and, when duly executed and delivered in accordance with its terms by the Target and the Target Guarantors, will constitute a valid and legally binding agreement of the Target and the Target Guarantors enforceable against the Target and the Target Guarantors in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

(t) The Escrow and Security Agreement has been duly authorized by the Escrow Issuer, and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Escrow Issuer enforceable against the Escrow Issuer in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law). The Escrow and Security Agreement will conform to the description thereof in each of the Pricing Disclosure Package and the Offering Circular. When executed and delivered in accordance with the terms of this Agreement, the provisions of the Escrow and Security Agreement will be effective to grant a valid and enforceable perfected first-priority security interest, in favor of the Trustee for the benefit of the holders of the Notes, in the right, title and interest of the Escrow Issuer in the Escrow Account.

(u) The issue and sale of the Notes and the Guarantees, the consummation of the Transactions pursuant to the Transaction Agreements, the execution, delivery and performance of the Note Documents and the Transaction Agreements by the Escrow Issuer, the Company and the Guarantors, as the case may be, the consummation of the transactions contemplated hereby, the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Circular and the consummation of the transactions contemplated hereby and thereby, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of the Company or any of its subsidiaries, or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except, with respect to clauses (i) and (iii), conflicts, violations, breaches, liens, charges or encumbrances that would not reasonably be expected to have a Material Adverse Effect; subject to, in the case of the foregoing clauses (i) and (iii) with respect to the Transaction Agreements and the consummation of the Transactions therein contemplated, the receipt of any consents, approvals, authorizations, orders, registrations, filings or qualifications which shall have been obtained or made prior to the closing of the Transactions contemplated by such Transaction Agreements.

(v) No consent, approval, authorization or order of, or filing, registration or qualification with any court or governmental agency or body having jurisdiction over the Escrow Issuer, the Company or the Guarantors or any of their respective subsidiaries or any of their properties or assets is required for the issue and sale of the Notes and the Guarantees, the execution, delivery and performance by the Escrow Issuer, the Company and the Guarantors of the Note Documents and Transaction Agreements to which each is a party, the consummation of the transactions contemplated hereby, the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Circular and the consummation of the transactions contemplated hereby and thereby, except for (i) such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under applicable state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchasers, (ii) with respect to the Transaction Agreements, the receipt of any consents, approvals, authorizations, orders, registrations, filings or qualifications which shall have been obtained or made prior to the closing of the Transactions contemplated by such Transaction Agreements, and (iii) with respect to the Acquisition, any consents, approvals, authorizations, orders, registrations, filings or qualifications the failure of which to receive would not reasonably be expected to have a Material Adverse Effect.

(w) The historical financial statements of the Company and its subsidiaries (including the related notes and supporting schedules) included or incorporated by reference in the Pricing Disclosure Package and the Offering Circular present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) applied on a consistent basis throughout the periods involved, except as otherwise stated therein; and the other financial information of the Company included or incorporated by reference in the Pricing Disclosure Package and the Offering Circular has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby. The historical financial statements of the Target and its subsidiaries (including the related notes and supporting schedules) included in the Pricing Disclosure Package and the Offering Circular present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with International Financial Reporting Standards as adopted by the European Union applied on a consistent basis throughout the periods involved, except as otherwise stated therein; and the other financial information of the Target included or incorporated by reference in the Pricing Disclosure Package and the Offering Circular has been derived from the accounting records of the Target and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Pricing Disclosure Package and the Offering Circular fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(x) The unaudited pro forma financial statements included or incorporated by reference in the Pricing Disclosure Package and the Offering Circular include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related unaudited pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Pricing Disclosure Package. The unaudited pro forma financial statements included or incorporated by reference in the Pricing Disclosure Package have been prepared in accordance with the Commission’s rules and guidance with respect to unaudited pro forma financial information. The unaudited pro forma financial statements set forth or incorporated by reference in the Pricing Disclosure Package and the Offering Circular have been prepared on the basis consistent with such historical financial statements, except for the pro forma adjustments specified therein, include all material adjustments to the historical financial data required by Rule 11-02 of Regulation S-X to reflect the Acquisition and related transactions, and give effect to assumptions made on a reasonable basis and in good faith present fairly in all material respects the historical and proposed transactions contemplated by the Pricing Disclosure Package and the Offering Circular. The other financial information and data included or incorporated by reference in the Offering Circular, historical and pro forma, are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

(y) PricewaterhouseCoopers LLP (“PwC”), who have certified certain financial statements of the Company, whose reports appear in the Pricing Disclosure Package and the Offering Circular or are incorporated by reference therein and who have delivered an initial letter as referred to in Section 7(f)(A) hereof, are independent registered public accountants with respect to the Company and its subsidiaries within the meaning of the

Securities Act and the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board. KPMG LLP (United States) (“KPMG US”), whose reports appear in the Pricing Disclosure Package and the Offering Circular or are incorporated by reference and who have delivered initial letters as referred to in Section 7(f)(B) hereof, were independent auditors with respect to MacDermid, Incorporated and its subsidiaries within the meaning of the Securities Act and the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board during the periods covered by the financial statements on which they reported contained or incorporated by reference in the Pricing Disclosure Package and the Offering Circular. Based solely on its audit reports of Chemtura Corporation, KPMG US, whose reports appear in the Pricing Disclosure Package and the Offering Circular or are incorporated by reference therein and who have delivered initial letters as referred to in Section 7(f)(C) hereof, were independent auditors with respect to Chemtura Corporation and its subsidiaries within the meaning of the Securities Act and the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board during the periods covered by the financial statements on which they reported contained or incorporated by reference in the Pricing Disclosure Package and the Offering Circular. Based solely on its audit reports of Arysta LifeScience Limited, Ernst & Young ShinNihon LLC (“E&Y”), whose reports appear in the Pricing Disclosure Package and the Offering Circular or are incorporated by reference therein and who have delivered initial letters as referred to in Section 7(f)(D) hereof, were independent auditors with respect to Arysta LifeScience Limited and its subsidiaries (collectively, “Arysta”) within the meaning of Rule 101 of the AICPA’s Code of Professional Conduct, and its interpretations and rulings, the Certified Public Accountants Law of Japan and the applicable rules and regulations thereunder during the periods covered by the financial statements on which they reported contained or incorporated by reference in the Pricing Disclosure Package and the Offering Circular. Based solely on its audit reports of the Target, KPMG LLP (United Kingdom) (“KPMG UK”), whose reports appear in the Pricing Disclosure Package and the Offering Circular or are incorporated by reference therein and who have delivered initial letters as referred to in Section 7(f)(E) hereof, were independent auditors with respect to the Target and its subsidiaries within the meaning of the Securities Act and the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board during the periods covered by the financial statements on which they reported contained or incorporated by reference in the Pricing Disclosure Package and the Offering Circular.

(z) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed by, or under the supervision of, the Company’s principal executive and principal financial officers, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States. The Company maintains internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) except as disclosed in the Pricing Disclosure Package and the Offering Circular, transactions are recorded as necessary to permit preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (iii) access to the Company’s assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accountability for the Company’s assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Pricing Disclosure Package and the Offering Circular fairly present the information called for in all material respects and are prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as disclosed in the Pricing Disclosure Package and the Offering Circular, as of the date of the most recent balance sheet of the Company and its consolidated subsidiaries reviewed or audited by PwC and the audit committee of the board of directors of the Company, there were no material weaknesses in the Company’s internal controls. To the knowledge of the Company, there are no material weaknesses in the Target’s internal controls.

(aa) (i) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act); (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Company and its subsidiaries in the reports they file or submit under the Exchange Act is accumulated and communicated to management of the Company and its subsidiaries, including their respective principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made; and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(bb) Except as disclosed in the Pricing Disclosure Package and the Offering Circular, since the date of the most recent balance sheet of the Company and its consolidated subsidiaries reviewed or audited by PwC, (i) the Company has not been advised of or become aware of (A) any significant deficiencies in the design or operation of internal controls, that would materially adversely affect the ability of the Company or any of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls, and (B) fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries; and (ii) there have been no significant adverse changes in internal controls or in other factors that would significantly adversely affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(cc) There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(dd) Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Offering Circular, except as disclosed in the Pricing Disclosure Package, neither the Company nor any of its subsidiaries has (i) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or court or governmental action, order or decree, (ii) issued or granted any securities other than equity securities granted under employee benefit plans or other compensation arrangements, (iii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iv) entered into any transaction not in the ordinary course of business, and/or (v) declared or paid any dividend on its capital stock, and since such date, there has not been any change in the capital stock, partnership or limited liability company interests, as applicable, or long-term debt or short-term debt of the Company or any of its subsidiaries or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management or business of the Company and its subsidiaries, taken as a whole, in each case except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, the Target has not sustained or undergone any change which would reasonably be expected to have a material adverse effect on the business, assets, financial or trading position or profits or prospects of the Target and its subsidiaries, taken as a whole, or on the ability of the Target to consummate the Acquisition.

(ee) The Company and each of its subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which are, individually or in the aggregate, material to the business of the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects, except such liens, encumbrances and defects as are described in the Pricing Disclosure Package and the Offering Circular and such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries. All assets held under lease by the Company or any of its subsidiaries which are, individually or in the aggregate, material to the business of the Company and its subsidiaries, taken as a whole, are held by them under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by the Company or any of its subsidiaries.

(ff) The Company and each of its subsidiaries have such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the Pricing Disclosure Package and the Offering Circular, except for any of the foregoing that would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and each of its subsidiaries have fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any material Permits or has any reason to believe that any material Permits will not be renewed in the ordinary course.

(gg) Except as described in the Pricing Disclosure Package and in the Offering Circular, the Company and each of its subsidiaries own all right, title, and interest in or otherwise possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations and applications, service mark registrations and applications, domain names, mask works, copyright registrations and applications, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems, designs or procedures) (collectively, “Intellectual Property”) necessary for, used or held for use in, or otherwise exploited in connection with, the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses is infringing, misappropriating, diluting, or otherwise violating the Intellectual Property of any third-party, and have not received any notice of any such claim except for any of the foregoing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Pricing Disclosure Package and the Offering Circular, (i) no action, suit, claim, or other proceeding is pending, or to the Escrow Issuer’s, the Company’s and each Guarantor’s knowledge, is threatened, alleging that the Company nor any of its subsidiaries is infringing, misappropriating, diluting, or otherwise violating the Intellectual Property of any third party, (ii) to the Escrow Issuer’s, the Company’s and each Guarantor’s knowledge, no third party is infringing, misappropriating, diluting, or otherwise violating the Company’s or any of its subsidiaries’ Intellectual Property, (iii) no action, suit, claim, or other proceeding is pending, or to the Escrow Issuer’s, the Company’s and each Guarantor’s knowledge, is threatened, challenging the validity, enforceability, scope, registration, ownership or use of any Intellectual Property of the Company or any of its subsidiaries (with the exception of office actions in connection with applications for the registration or issuance of such Intellectual Property), and the Company is unaware of any facts which form a reasonable basis for any such claim except in each case as would not reasonably be expected to result individually or in the aggregate in a Material Adverse Effect.

(hh) Except as described in the Pricing Disclosure Package, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries are a party or of which any property or assets of the Company or any of its subsidiaries is the subject that would, in the aggregate, reasonably be expected to have a Material Adverse Effect. To the Escrow Issuer’s, the Company’s and each Guarantor’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

(ii) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws (or similar organizational documents), (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, or (iii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(jj) The Company and each of its subsidiaries (i) are, and at all times prior hereto were, in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health or safety, the environment, or natural resources, or to use, handling, storage, manufacturing, transportation, export or importation of, distribution in commerce of, exposure to, treatment, discharge, disposal or release of chemical substances or mixtures, hazardous or toxic substances, biocides, pesticides, food contact chemicals, wastes, pollutants or contaminants (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits, registrations, labeling requirements, authorizations and approvals required by Environmental Laws to conduct their respective businesses, and (ii) have not received notice or otherwise have knowledge of any actual or alleged violation of Environmental Laws, or of any actual or potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance, violation, liability, or other obligation would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as described in the Pricing Disclosure Package and the Offering Circular, (x) there are no proceedings that are pending, or known to be contemplated, against the Company or any of its subsidiaries under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) the Escrow Issuer, the Company and the Guarantors are not aware of any issues regarding compliance with Environmental Laws, including any pending or proposed Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that would reasonably be expected to have a Material Adverse Effect, and (z) none of the Company and its subsidiaries anticipates material capital expenditures relating to Environmental Laws.

(kk) The Company and each of its subsidiaries has filed all federal, state, local and foreign tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due except where such failure would not reasonably be expected to have a Material Adverse Effect, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries, nor do the Escrow Issuer, the Company or any Guarantor have any knowledge of any tax deficiencies that have been, or would reasonably be expected to be asserted against the Company and each of its subsidiaries, that would, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ll) Neither the Company nor any of its subsidiaries is, and as of the Closing Date and after giving effect to the offer and sale of the Notes and the application of the proceeds therefrom as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Circular and the consummation of the Transactions as such Transactions are described in the Pricing Disclosure Package and the Offering Circular will be, (i) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder, or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).

(mm) The Escrow Issuer, the Company, the Guarantors and their respective affiliates have not taken, directly or indirectly, any action designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Escrow Issuer, the Company or the Guarantors in connection with the offering of the Notes.

(nn) Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Escrow Issuer, the Company or the Guarantors, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has in the course of its actions for, or on behalf of the Company or any of its subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official, “foreign official” (as defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”)) or employee from corporate funds; (iii) violated or is in violation of any provision of the FCPA, U.K. Bribery Act 2010, as amended, or any other applicable anti-bribery statute or regulation; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any domestic government official, foreign official or employee; and the Company and its subsidiaries and, to the knowledge of the Escrow Issuer, the Company or the Guarantors, the Company’s affiliates have conducted their respective businesses in compliance with the FCPA, U.K. Bribery Act 2010, and all other applicable anti-bribery statutes and regulations, and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(oo) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Escrow Issuer, the Company or the Guarantors, threatened.

(pp) (i) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Escrow Issuer, the Company or the Guarantors, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries (A) is currently subject to or the target of any sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”); or (B) is located, organized or resident in a country that is the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea, Sudan, and Syria); (ii) the Escrow Issuer, the Company and the Guarantors will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person, or in any country or territory, that currently is the subject or target of Sanctions or in any other manner by the Company or any of its subsidiaries or, to the knowledge of the Escrow Issuer, the Company or the Guarantors, by any other person that will result in a violation by any person (including any person participating in the transaction whether as an underwriter, advisor, investor or otherwise) of Sanctions; (iii) the Company and its subsidiaries have not knowingly engaged in for the past five years, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any individual or entity, or in any country or territory, that at the time of the dealing or transaction is or was the subject or target of Sanctions; and (iv) immediately following the Acquisition, the Company and its subsidiaries will not engage in any dealings or transactions with any individual or entity, or in any country or territory, that at the time of the dealing or transaction is the subject or target of Sanctions.

(qq) To the knowledge of the Company, the representations and warranties of the Target contained in the Acquisition Documents were, as of the respective dates of the Acquisition Documents, and are, as of the date hereof, true and accurate in all material respects. To the knowledge of the Company, the Target was not, as of the respective dates of the Acquisition Documents, and is not, as of the date hereof, in default or breach, and no event has occurred that, with notice or lapse of time or both, would constitute such default or breach, of the due performance or observance of any term, agreement, covenant or condition contained in the Acquisition Documents, in each case except to the extent that such default or breach would not reasonably be expected to have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Target or on the ability of the Target to consummate the Acquisition.

(rr) (i) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Significant Accounting Policies and Critical Estimates” set forth or incorporated by reference in the Preliminary Offering Circular contained in the Pricing Disclosure Package and the Offering Circular accurately and fully describes in all material respects (a) the accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments; (b) the judgments and uncertainties affecting the application of critical accounting policies; and (c) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof; (ii) the section entitled “CAS Management’s Discussion of Operations and Cash Flows – Critical Accounting Policies” set forth or incorporated by reference in the Preliminary Offering Circular contained in the Pricing Disclosure Package and the Offering Circular accurately and fully describes in all material respects (a) the accounting policies that the Company believes are the most important in the portrayal of the Chemtura AgroSolutions business’ financial condition and results of operations and that require management’s most difficult, subjective or complex judgments; (b) the judgments and uncertainties affecting the application of critical accounting policies; and (c) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof; and (iii) the section entitled “Arysta Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies” set forth or incorporated by reference in the Preliminary Offering Circular contained in the Pricing Disclosure Package and the Offering Circular accurately and fully describes in all material respects (a) the accounting policies that the Company and Arysta believe are the most important in the portrayal of Arysta’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments; (b) the judgments and uncertainties affecting the application of critical accounting policies; and (c) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof.

(ss) There are no contracts or other documents that would be required to be described in a registration statement filed under the Securities Act or filed as exhibits to a registration statement of the Company pursuant to Item 601(10) of Regulation S-K that have not been described in the Pricing Disclosure Package and the Offering Circular. The statements made in the Pricing Disclosure Package and the Offering Circular, insofar as they purport to constitute summaries of the terms of the contracts and other documents that are so described, constitute accurate summaries of the terms of such contracts and documents in all material respects. Neither the Escrow Issuer, the Company nor any Guarantor has any knowledge that any other party to any such contract or other document has any intention not to render full performance as contemplated by the terms thereof.

(tt) No relationship, direct or indirect, that would be required to be described in a registration statement of the Escrow Issuer or the Company pursuant to Item 404 of Regulation S-K, exists between or among the Escrow Issuer, the Company or any Guarantor and their respective subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Escrow Issuer, the Company or any Guarantor and their respective subsidiaries, on the other hand, that has not been described in the Pricing Disclosure Package and the Offering Circular.

(uu) No labor disturbance by or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Escrow Issuer, the Company or any Guarantor, is imminent that would reasonably be expected to have a Material Adverse Effect.

(vv) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Notes), will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System.

(ww) The Company and each of its subsidiaries carry, or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as the Escrow Issuer, the Company and each Guarantor believes, is adequate for the conduct of their respective businesses and the value of their respective properties and as, to the Escrow Issuer, the Company’s or any Guarantor’s knowledge, is customary for companies engaged in similar businesses in similar industries. All policies of insurance of the Company and its subsidiaries are in full force and effect; the Company and each of its subsidiaries are in compliance with the terms of such policies in all material respects; and neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance. There are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

(xx) The Escrow Issuer and the Company have not taken any action or omitted to take any action (such as issuing any press release relating to any Notes without an appropriate legend) which may result in the loss by any of the Initial Purchasers of the ability to rely on any stabilization safe harbor provided by the Financial Services Authority under the Financial Services and Markets Act 2000 (the “FSMA”).

(yy) (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) with respect to each Plan subject to Title IV of ERISA (A) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (B) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (C) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan), and (D) neither the Company or any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA); and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except in the case of clauses (i) through (iv) as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(zz) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or other ownership interests, from repaying to the Company, any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company, or any other subsidiary of the Company, except as described in the Pricing Disclosure Package and the Offering Circular.

(aaa) The statistical and market-related data included or incorporated by reference in the Pricing Disclosure Package and the Offering Circular are based on or derived from sources that the Company believes to be reliable in all material respects.

(bbb) On and immediately after (i) the Closing Date, and (ii) the Effective Date, each of the Escrow Issuer, the Company and the Guarantors (after giving effect to the issuance of the Notes, the application of the proceeds therefrom and the consummation of the Transactions, each as described in the Pricing Disclosure Package and the Offering Circular), when taken together (the “Consolidated Entity”), will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Consolidated Entity are not less than the total amount required to pay the probable liabilities of the Consolidated Entity on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) the Consolidated Entity is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) assuming the sale of the Notes as contemplated by this Agreement, the Pricing Disclosure Package and the Offering Circular and the Company’s entry into the Transaction Agreements, the Consolidated Entity is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature, (iv) the Consolidated Entity is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged, and (v) neither the Company nor any Guarantor is a defendant in any civil action that would result in a judgment that the Company or such Guarantor is or would become unable to satisfy. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

(ccc) Except as described in the Pricing Disclosure Package, there are no contracts, agreements or understandings between the Escrow Issuer, the Company, any Guarantor and any person granting such person the right to require the Escrow Issuer, the Company or any Guarantor to file a registration statement under the Securities Act with respect to any securities of the Escrow Issuer, the Company or any Guarantor owned or to be owned by such person or to require the Escrow Issuer, the Company or any Guarantor to include such securities in any securities being registered pursuant to any other registration statement filed by the Escrow Issuer, the Company or any Guarantor under the Securities Act.

(ddd) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than in connection with this Agreement or the financing transactions described in the Offering Circular) that would give rise to a valid claim against any of them or the Initial Purchasers for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Notes.

(eee) Neither the Company nor any of its subsidiaries is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hour laws, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which would reasonably be expected to have a Material Adverse Effect.

(fff) The statements set forth or incorporated by reference in each of the Pricing Disclosure Package and the Offering Circular under the caption “Description of Notes,” insofar as they purport to constitute a summary of the terms of the Notes and the Guarantees and under the captions “Certain Material U.S. Federal Income Tax Considerations,” “Business—Government and Environmental Regulation” and “Description of Other Indebtedness”, insofar as they purport to summarize the provisions of the laws and documents referred to therein, are accurate summaries in all material respects.

Any certificate signed by any officer of the Escrow Issuer, the Company, or a Guarantor and delivered to the Representative or counsel for the Initial Purchasers in connection with the offering of the Notes shall be deemed a representation and warranty by the Escrow Issuer, the Company, or such Guarantor, jointly and severally, as to matters covered thereby, to each Initial Purchaser.

3. Purchase of the Notes by the Initial Purchasers, Agreements to Sell, Purchase and Resell.

(a) The Escrow Issuer, the Company and the Guarantors, jointly and severally, hereby agree, on the basis of the representations, warranties, covenants and agreements of the Initial Purchasers contained herein and subject to all the terms and conditions set forth herein, to issue and sell to the Initial Purchasers and, upon the basis of the representations, warranties and agreements of the Escrow Issuer, the Company and the Guarantors herein contained and subject to all the terms and conditions set forth herein, each Initial Purchaser agrees, severally and not jointly, to purchase from the Escrow Issuer, at a purchase price equal to 100.000% of the principal amount thereof, of the total principal amount of Notes set forth opposite the name of such Initial Purchaser in Schedule I hereto. The Escrow Issuer shall not be obligated to deliver any of the securities to be delivered hereunder except upon payment for all of the securities to be purchased as provided herein.

(b) In consideration of the agreement by the Initial Purchasers to severally subscribe and pay for the Notes as aforesaid, the Company shall pay to the Initial Purchasers a combined management, underwriting and selling commission of 1.750% (the “Fee”) of the aggregate principal amount of the Notes in U.S. Dollars, in each case, as set forth in Schedule I hereto, on the Effective Date. If the Effective Date does not occur prior to the Outside Date, the Fee shall not be paid to the Initial Purchasers, however, the Company shall nonetheless pay or reimburse all costs and expenses of the Initial Purchasers or otherwise that the Company and the Guarantors have agreed to pay including but not limited to costs and expenses pursuant to Section 6 hereof and the reasonable fees and expenses of the Initial Purchasers’ legal counsel (including Latham & Watkins LLP).

(c) Each of the Initial Purchasers, severally and not jointly, hereby represents and warrants to the Issuer that it will offer the Notes for sale upon the terms and conditions set forth in this Agreement and in the Pricing Disclosure Package. Each of the Initial Purchasers, severally and not jointly, hereby represents and warrants to, and agrees with, the Issuer, on the basis of the representations, warranties and agreements of the Issuer and the Guarantors, that such Initial Purchaser: (i) is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes; (ii) is purchasing the Notes pursuant to a private sale exemption from registration under the Securities Act; (iii) in connection with the Exempt Resales, will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Pricing Disclosure Package; and (iv) will not offer or sell the Notes, nor has offered or sold the Notes or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) and will not engage in any directed selling efforts within the meaning of Rule 902 under the Securities Act, in connection with the offering of the Notes. The Initial Purchasers have advised the Escrow Issuer and the Company that they will offer the Notes to Eligible Purchasers at a price initially equal to 100.000% of the principal amount thereof, plus accrued interest, if any, from the date of issuance of the Notes. Such price to Eligible Purchasers may be changed by the Initial Purchasers at any time without notice.

(d) The Initial Purchasers have not nor, prior to the later to occur of (A) the Closing Date and (B) completion of the distribution of the Notes, will not, use, authorize use of, refer to or distribute any material in connection with the offering and sale of the Notes other than (i) the Preliminary Offering Circular, the Pricing Disclosure Package, the Offering Circular, (ii) any written communication that contains either (x) no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) or (y) “issuer information” that was included (including through incorporation by reference) in the Preliminary Offering Circular or any Free Writing Offering Document listed on Schedule IV hereto, (iii) the Free Writing Offering Documents listed on Schedule IV hereto, (iv) any written communication prepared by such Initial Purchaser and approved by the Company in writing, or (v) any written communication relating to or that contains the terms of the Notes and/or other information that was included (including through incorporation by reference) in the Preliminary Offering Circular, the Pricing Disclosure Package or the Offering Circular.

Each of the Initial Purchasers understands that the Escrow Issuer, the Company and the Guarantors and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 7(c), 7(d) and 7(e) hereof, counsel to the Escrow Issuer, counsel to the Company, counsel to the Guarantors and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements, and the Initial Purchasers hereby consent to such reliance.

4. Delivery of the Notes and Payment Therefor.

(a) Delivery to the Initial Purchasers of and payment for the Notes shall be made at the office of Latham & Watkins LLP, 885 Third Avenue, New York, New York 10022-4834, at 10:00 A.M., New York City time, on November 10, 2015 (the “Closing Date”). The place of closing for the Notes and the Closing Date may be varied by agreement between the Initial Purchasers and the Company.

(b) Certificates for the Notes shall be in such denominations ($2,000 or integral multiples of $1,000 in excess thereof) and registered in book-entry form to Cede & Co., as nominee of The Depository Trust Company (“DTC”), at least one full business day before the Closing Date. The certificates representing the Notes shall be made available for examination and packaging by the Initial Purchasers in New York, New York not later than 10:00 A.M., local time, on the last business day prior to the Closing Date.

5. Agreements of the Escrow Issuer, the Company and the Guarantors. The Escrow Issuer, the Company and each of the Guarantors, and upon the execution of the Joinder Agreement, the Target and the Target Guarantors, jointly and severally, agree with each of the Initial Purchasers as follows:

(a) The Escrow Issuer, the Company and the Guarantors will furnish to the Initial Purchasers, without charge, within one business day of the date of the Offering Circular, such number of copies of the Offering Circular as may then be amended or supplemented as they may reasonably request.

(b) The Escrow Issuer, the Company and the Guarantors will prepare the Offering Circular in a form approved by the Initial Purchasers and will not make any amendment or supplement to the Pricing Disclosure Package or to the Offering Circular of which the Initial Purchasers shall not previously have been advised or to which they shall reasonably object after being so advised provided, that this clause shall not apply to any filing by the Company of any Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Current Report on Form 8-K with respect to matters unrelated to the Notes or the offering.

(c) The Escrow Issuer, the Company and each of the Guarantors consents to the use of the Pricing Disclosure Package and the Offering Circular in accordance with the securities or Blue Sky laws of the jurisdictions in which the Notes are offered by the Initial Purchasers and by all dealers to whom Notes may be sold, in connection with the offering and sale of the Notes.

(d) If, at any time prior to completion of the distribution of the Notes by the Initial Purchasers to Eligible Purchasers, any event occurs or information becomes known that, in the judgment of the Escrow Issuer, the Company or any of the Guarantors or in the opinion of counsel for the Initial Purchasers, should be set forth in the Pricing Disclosure Package or the Offering Circular so that the Pricing Disclosure Package or the Offering Circular, as then amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Pricing Disclosure Package or the Offering Circular in order to comply with any law, the Escrow Issuer, the Company and the Guarantors will forthwith prepare an appropriate supplement or amendment thereto, and will expeditiously furnish to the Initial Purchasers and dealers a reasonable number of copies thereof.

(e) None of the Escrow Issuer, the Company or any Guarantor will make any offer to sell or solicitation of an offer to buy the Notes that would constitute a Free Writing Offering Document without the prior consent of the Representative, which consent shall not be unreasonably withheld or delayed. If at any time following issuance of a Free Writing Offering Document any event occurred or occurs as a result of which such Free Writing Offering Document conflicts with the information in the Preliminary Offering Circular, the Pricing Disclosure Package or the Offering Circular or, when taken together with the information in the Preliminary Offering Circular, the Pricing Disclosure Package or the Offering Circular, includes an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, as promptly as practicable after becoming aware thereof, the Company will give notice thereof to the Initial Purchasers through the Representative and, if requested by the Representative, will prepare and furnish without charge to each Initial Purchaser a Free Writing Offering Document or other document which will correct such conflict, statement or omission.

(f) Promptly from time to time to take such action as the Initial Purchasers may reasonably request to qualify the Notes for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; provided that in connection therewith none of the Escrow Issuer, the Company or any of the Guarantors shall be required to (i) qualify as foreign corporations in any jurisdiction in which they would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction, or (iii) subject themselves to taxation in any jurisdiction in which they would not otherwise be subject.

(g) For a period commencing on the date hereof and ending on the 60th day after the date of the Offering Circular, the Escrow Issuer, the Company and the Guarantors agree not to, directly or indirectly, (i) offer for sale, sell, or otherwise dispose of (or enter into any transaction or device that is designed to, or would be expected to, result in the disposition by any person at any time in the future of) any debt securities of the Escrow Issuer or the Company substantially similar to the Notes or securities convertible into or exchangeable for such debt securities of the Escrow Issuer or the Company, as applicable, or sell or grant options, rights or warrants with respect to such debt securities of the Escrow Issuer or the Company or securities convertible into or exchangeable for such debt securities of the Escrow Issuer or the Company, as applicable, (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such debt securities of the Escrow Issuer or the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of debt securities of the Escrow Issuer or the Company, as applicable, or other securities, in cash or otherwise, (iii) file or cause to be filed a registration statement, including any amendments, with respect to the registration of debt securities of the Escrow Issuer or the Company substantially similar to the Notes or securities convertible, exercisable or exchangeable into debt securities of the Escrow Issuer or the Company, as applicable, or (iv) publicly announce an offering of any debt securities of the Escrow Issuer or the Company substantially similar to the Notes or securities convertible or exchangeable into such debt securities, in each case without the prior written consent of the Representatives, on behalf of the Initial Purchasers.

(h) The Escrow Issuer, the Company and the Guarantors will apply the net proceeds from the sale of the Notes to be sold by it hereunder substantially in accordance with the description set forth in the Pricing Disclosure Package and the Offering Circular under the caption “Use of Proceeds.”

(i) The Escrow Issuer, the Company, the Guarantors and their respective affiliates will not take, directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Escrow Issuer, the Company or the Guarantors in connection with the offering of the Notes.

(j) The Escrow Issuer, the Company and the Guarantors will use their commercially reasonable efforts to permit the Notes to be eligible for clearance and settlement through DTC.

(k) Until the second anniversary of the Closing Date, the Escrow Issuer, the Company and the Guarantors will not, and will not permit any of their respective affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Notes that have been acquired by any of them, except for Notes purchased by the Escrow Issuer, the Company, the Guarantors or any of their respective affiliates and resold in a transaction registered under the Securities Act.

(l) The Escrow Issuer, the Company and the Guarantors agree not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Notes.

(m) In connection with any offer or sale of the Notes, the Escrow Issuer, the Company and the Guarantors will not engage, and will cause their respective affiliates and any person acting on their behalf (other than, in any case, the Initial Purchasers and any of their affiliates, as to whom the Escrow Issuer, the Company and the Guarantors make no covenant) not to engage (i) in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) or any public offering within the meaning of Section 4(a)(2) of the Securities Act in connection with any offer or sale of the Notes and/or (ii) in any directed selling effort with respect to the Notes within the meaning of Regulation S, and to comply with the offering restrictions requirement of Regulation S.

(n) The Escrow Issuer, the Company and the Guarantors agree to comply with all terms and conditions of the agreements set forth in the representation letters of the Escrow Issuer, the Company and the Guarantors to DTC for “book entry” transfer.

(o) Upon release of the funds held in the Escrow Account on the Effective Date, the Target and the Target Guarantors shall have executed and delivered the Joinder Agreement and the Initial Purchasers shall have received an electronic copy thereof.

(p) The Escrow Issuer, the Company and the Guarantors will do and perform all things required or necessary to be done and performed under this Agreement by them prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchasers’ obligations hereunder to purchase the Notes.

(q) On the Effective Date, the Company and the Guarantors shall (i) cause Greenberg Traurig, P.A. to furnish to the Initial Purchasers its written opinion, as counsel to the Company and the Guarantors, addressed to the Initial Purchasers and dated the Effective Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially in the form of Exhibit A-2 hereto; (ii) cause each of (A) Shuttleworth & Ingersoll P.L.C., local counsel for the Guarantors organized in Iowa, (B) Carmody Torrance Sandak & Hennessey LLP, local counsel for the Guarantors organized in Connecticut, (C) Woods Fuller Shultz & Smith P.C., local counsel for the Guarantors organized in South Dakota and (D) Birch, deJongh & Hindels, PLLC, local counsel for the Guarantors organized in the U.S. Virgin Islands, to furnish to the Initial Purchasers its written opinion, as counsel to the respective entities described above, addressed to the Initial Purchasers and dated the Effective Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially in the form of Exhibit A-4 hereto; and (iii) deliver to the Initial Purchasers customary closing certificates of a secretary (or other comparable officer of the Company and Guarantors) relating to such matters as the Initial Purchasers may reasonably request.

(r) On the Effective Date, the Fee shall have been paid in accordance with Section 3 hereof.

(s) Prior to the expiration of the Target Guarantor Effective Time (as defined below), each Target Guarantor shall have, together with the Company and the Original Guarantors, executed and delivered the Second Supplemental Indenture, and the Initial Purchasers shall have received documentation reasonably requested by the Initial Purchasers, including but not limited to, an electronic copy of the executed Second Supplemental Indenture, executed legal opinions delivered to the Trustee in accordance with the provisions of the Indenture and any customary closing certificates of a secretary (or other comparable authorized representative). For purposes of this Agreement, “Target Guarantor Effective Time” shall mean the date by which the Target Guarantors are required to become restricted subsidiaries that guarantee indebtedness under the Amended and Restated Credit Facility.

6. Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Escrow Issuer, the Company and each of the Guarantors, jointly and severally, agree to pay all expenses, costs, fees and taxes incident to and in connection with: (a) the preparation, printing, filing and distribution of the Preliminary Offering Circular, the Pricing Disclosure Package and the Offering Circular (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto (including the fees, disbursements and expenses of the Escrow Issuer’s, the Company’s and the Guarantors’ accountants and counsel, but not, however, legal fees and expenses of the Initial Purchasers’ counsel incurred in connection therewith); (b) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Indenture, the Escrow and Security Agreement, all Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection therewith and with the Exempt Resales (but not, however, legal fees and expenses of the Initial Purchasers’ counsel incurred in connection with any of the foregoing other than fees of such counsel plus reasonable disbursements incurred in connection with the preparation, printing and delivery of such Blue Sky memoranda); (c) the issuance and delivery by the Issuer of the Notes and by the Guarantors of the Guarantees, the sale of the Notes and the Guarantees to, and the resale thereof by, the Initial Purchasers, and any taxes payable in connection therewith; (d) the qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states and any foreign jurisdictions as the Initial Purchasers may designate (including, without limitation, the reasonable fees and disbursements of the Initial Purchasers’ counsel relating to such qualification); (e) the furnishing of such copies of the Preliminary Offering Circular, the Pricing Disclosure Package and the Offering Circular, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales; (f) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof); (g) the approval of the Notes by DTC for “book-entry” transfer (including fees and expenses of counsel for the Initial Purchasers); (h) the rating of the Notes; (i) the obligations of the Trustee, any agent of the Trustee and the counsel for the Trustee in connection with the Indenture, the Notes, the Guarantees and the Escrow and Security

Agreement; (j) the performance by the Escrow Issuer, the Company and the Guarantors of their other obligations under this Agreement; and (k) all travel expenses (provided that the Escrow Issuer, Company and the Guarantors shall only be required to pay 50% of the expenses related to chartered aircraft) of each Initial Purchaser and the Company’s officers and employees and any other expenses of each Initial Purchaser and the Company in connection with attending or hosting meetings with prospective purchasers of the Notes, and expenses associated with any electronic road show.

7. Conditions to Initial Purchasers’ Obligations. The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on and as of the Closing Date, of the representations and warranties of the Escrow Issuer, the Company and Guarantors contained herein, to the performance by the Escrow Issuer, the Company and the Guarantors of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a) The Initial Purchasers shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Pricing Disclosure Package, any Free Writing Offering Document or the Offering Circular, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Latham & Watkins LLP, counsel for the Initial Purchasers, is material or omits to state a fact which, in the opinion of such counsel, is material and is necessary to make the statements therein, in the light of the circumstances then prevailing, not misleading.

(b) All corporate proceedings and other legal matters incident to the authorization, form and validity of the Note Documents, the Pricing Disclosure Package and the Offering Circular, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Escrow Issuer, the Company and the Guarantors shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(c) On the Closing Date, Greenberg Traurig, P.A. shall have furnished to the Initial Purchasers its written opinion, as counsel to the Escrow Issuer, the Company and the Guarantors, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially in the form of Exhibit A-1 hereto.

(d) On the Closing Date, the Initial Purchasers will have received the written opinion of (a) Shuttleworth & Ingersoll P.L.C., local counsel for the Guarantors organized in Iowa, (b) Carmody Torrance Sandak & Hennessey LLP, local counsel for the Guarantors organized in Connecticut, (c) Woods Fuller Shultz & Smith P.C., local counsel for the Guarantors organized in South Dakota and (d) Birch, deJongh & Hindels, PLLC, local counsel for the Guarantors organized in the U.S. Virgin Islands, each addressed to the Initial Purchasers and dated the Closing Date, each in form and substance reasonably satisfactory to the Initial Purchasers. substantially in the form of Exhibit A-3 hereto.

(e) The Initial Purchasers shall have received from Latham & Watkins LLP, counsel for the Initial Purchasers on the Closing Date such opinion or opinions and negative assurance letter, dated the Closing Date, with respect to the issuance and sale of the Notes, the Pricing Disclosure Package, the Offering Circular and other related matters as the Initial Purchasers may reasonably require, and the Escrow Issuer and the Company shall have furnished to such counsel such documents and information as such counsel reasonably requests for the purpose of enabling them to pass upon such matters.

(f) (A) At the time of execution of this Agreement, the Initial Purchasers shall have received from PwC a letter, in form and substance satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to such financial information and (iii) covering such other matters as are ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(B) At the time of execution of this Agreement, the Initial Purchasers shall have received from KPMG US a letter, in form and substance satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they were independent auditors with respect to MacDermid, Incorporated within the meaning of the Securities Act and the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board until the Company filed its annual report on Form 10-K for the year ended December 31, 2013 and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to such financial information and (iii) covering such other matters as are ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(C) At the time of execution of this Agreement, the Initial Purchasers shall have received from KPMG US a letter, in form and substance satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are independent auditors with respect to the Chemtura AgroSolutions business of Chemtura Corporation, and its subsidiaries (collectively, “CAS”) within the meaning of the Securities Act and the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to such financial information and (iii) covering such other matters as are ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(D) At the time of execution of this Agreement, the Initial Purchasers shall have received from E&Y a letter, in form and substance satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are independent auditors with respect to Arysta within the meaning of Rule 101 of the AICPA’s Code of Professional Conduct, and its interpretations and rulings, the Certified Public Accountants Law of Japan and the applicable rules and regulations thereunder during the periods covered by the financial statements and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to such financial information and (iii) covering such other matters as are ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(E) At the time of execution of this Agreement, the Initial Purchasers shall have received from KPMG UK a letter, in form and substance satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are independent auditors with respect to the Target and its subsidiaries within the meaning of the Securities Act and the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to such financial information and (iii) covering such other matters as are ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(g) With respect to each of the letters of PwC, KPMG US, KPMG UK and E&Y referred to in (A), (B), (C), (D) and (E) of the preceding paragraph (f) and delivered to the Initial Purchasers concurrently with the execution of this Agreement (the “initial letter”), the Company shall have furnished to the Initial Purchasers a “bring-down letter” of such accountants, addressed to the Initial Purchasers and dated the Closing Date (i) confirming that they are or were either independent public accountants or independent auditors, as applicable, (A) with respect to the Company, MacDermid, Incorporated, CAS, Arysta and each of their respective subsidiaries, as applicable, within the meaning of the Securities Act and the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (B) with respect to the Target and its subsidiaries, within the meaning of Rule 101 of the AICPA’s Code of Professional Conduct, and its interpretations and rulings, the Certified Public Accountants Law of Japan and the applicable rules and regulations thereunder during the periods covered by the financial statements, (ii) stating, as of the Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in each of the Pricing Disclosure Package or the Offering Circular, as of a date not more than three days prior to the date of the Closing Date), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter, and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(h) (i) Except as described in the Pricing Disclosure Package and the Offering Memorandum, neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Offering Circular, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, or (ii) since such date, there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Company and its subsidiaries, taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the offering, sale or the delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Pricing Disclosure Package and the Offering Circular.

(i) The Escrow Issuer, the Company and each Guarantor shall have furnished or caused to be furnished to the Initial Purchasers dated as of the Closing Date a certificate of the Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer, Senior Vice President, Vice President, General Partner, Authorized Member or other officer reasonably satisfactory to the Initial Purchasers, of the Escrow Issuer, the Company and each Guarantor, respectively, as to such matters as the Representatives may reasonably request, including, without limitation, a statement:

(i) That the representations, warranties and agreements of the Escrow Issuer, the Company and the Guarantors and, upon execution of the Joinder Agreement in accordance herewith, the Target and the Target Guarantors, in Section 2 of this Agreement are true and correct on and as of the Closing Date (except to the extent that such representations and warranties speak as of another date, in which case such representations and warranties are true and correct as of such other date), and the Escrow Issuer, the Company and each Guarantor shall have complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

(ii) That they have examined the Pricing Disclosure Package and the Offering Circular, and, in their opinion, (A) the Pricing Disclosure Package, as of the Applicable Time, and the Offering Circular, as of its date and as of the Closing Date, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (B) since the date of the Pricing Disclosure Package and the Offering Circular, no event has occurred which should have been set forth in a supplement or amendment to the Pricing Disclosure Package and the Offering Circular; and

(iii) To the effect of Section 7(h) (provided that no representation with respect to the judgment of the Representatives need be made) and Section 7(j).

(j) Subsequent to the earlier of the Applicable Time and the execution and delivery of this Agreement there shall not have occurred any of the following: (i) downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization,” as that term is used by the Commission in Section 15E under the Exchange Act, or (ii) such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities.

(k) The Notes shall be eligible for clearance and settlement through DTC.

(l) Unless the Acquisition has been consummated substantially concurrently with the Closing Date, the Initial Purchasers shall have received copies of the Escrow and Security Agreement, duly authorized, executed and delivered by the Escrow Issuer, the Escrow Agent and the Trustee; the Escrow Account shall have been established by the Trustee, in its capacity as Escrow Agent, to the reasonable satisfaction of the Initial Purchasers; the Escrow Issuer (or one or more of its affiliates) shall have irrevocably sent by wire transfer, in immediately available funds, such amount in currency required to be deposited by the Escrow Issuer in the Escrow Account pursuant to the Escrow and Security Agreement; the Escrow Issuer shall have granted a valid first-priority security interest in the Escrow Account on behalf of the holders of the Notes and shall have perfected such security interest to the reasonable satisfaction of the Initial Purchasers; and the other conditions contained in the Escrow and Security Agreement shall have been satisfied.

(m) Unless the Escrow Issuer, the Trustee and the Escrow Agent shall have executed the Escrow and Security Agreement, the Acquisition shall have been, or substantially simultaneously with the issuance and sale of the Notes shall be, consummated in accordance with the terms of the Acquisition Documents, as set forth in the Pricing Disclosure Package and the Offering Circular, and the other Transaction Agreements shall been executed and delivered by all parties thereto, and the Initial Purchasers shall have received an electronic copy thereof.

(n) The Escrow Issuer and the Trustee shall have executed and delivered the Initial Indenture, and the Initial Purchasers shall have received an electronic copy thereof, duly executed by the Escrow Issuer and the Trustee.

(o) Unless the Escrow Issuer, the Trustee and the Escrow Agent shall have executed the Escrow and Security Agreement, substantially concurrently with the Closing Date, the Company and each Guarantor shall have executed and delivered the Supplemental Indenture, and the Initial Purchasers shall have received an electronic copy thereof, duly executed by the Company, the Guarantors and the Trustee.

(p) Subsequent to the earlier of the Applicable Time and the execution and delivery of this Agreement there shall not have occurred any of the following: (i) (A) trading in securities generally on any securities exchange that has registered with the Commission under Section 6 of the Exchange Act (including the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market), or (B) trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), or any other calamity or crisis either within or outside the United States, in each case, as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering, sale or delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Offering Circular or that, in the good faith judgment of the Representatives, would materially and adversely affect the markets for the Notes.

(q) On the date hereof and on the Closing Date, the Company shall have furnished to the Initial Purchasers a certificate satisfactory to the Representatives, dated as of such date, of the Chief Financial Officer of the Company certifying as to certain financial information of the Company, Alent and their respective subsidiaries in the form set forth in Exhibit C hereto contained in the Pricing Disclosure Package and the Offering Circular, as applicable.

(r) On or prior to the Closing Date, the Escrow Issuer, the Company and the Guarantors shall have furnished to the Initial Purchasers such further certificates and documents as the Initial Purchasers may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

8. Indemnification and Contribution.

(a) The Escrow Issuer, the Company and each of the Guarantors, hereby agree, jointly and severally, to indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which that Initial Purchaser, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Free Writing Offering Document, the Preliminary Offering Circular, the Pricing Disclosure Package or the Offering Circular or in any amendment or supplement thereto, (B) in any Blue Sky application or other document prepared or executed by the Escrow Issuer, the Company or any Guarantor (or based upon any written information furnished by the Escrow Issuer, the Company or any Guarantor) specifically for the purpose of qualifying any or all of the Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”), or (C) in any materials or information provided to investors by, or with the approval of, the Escrow Issuer, the Company or any Guarantor in connection with the marketing of the offering of the Notes, including any road show or investor presentations made to investors by the Escrow Issuer or the Company (whether in person or electronically) (“Marketing Materials”), or (ii) the omission or alleged omission to state in any Free Writing Offering Document, the Preliminary Offering Circular, the Pricing Disclosure Package or the Offering Circular, or in any amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials, any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Initial Purchaser and each such affiliate, director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, affiliate, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Escrow Issuer, the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular, the Pricing Disclosure Package or Offering Circular, or in any such amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials, in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Escrow Issuer or the Company through the Representatives by or on behalf of any Initial Purchaser specifically for inclusion therein, which information consists solely of the information specified in Section 8(e). The foregoing indemnity agreement is in addition to any liability that the Escrow Issuer, the Company or the Guarantors may otherwise have to any Initial Purchaser or to any affiliate, director, officer, employee or controlling person of that Initial Purchaser.

(b) Each Initial Purchaser, severally and not jointly, hereby agrees to indemnify and hold harmless the Escrow Issuer, the Company and each of the Guarantors, their respective officers and employees, each of their respective directors, and each person, if any, who controls the Escrow Issuer, the Company or any Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Escrow Issuer, the Company, any Guarantor or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Free Writing Offering Document, Preliminary Offering Circular, the Pricing Disclosure Package or the Offering Circular or in any amendment or supplement thereto, (B) in any Blue Sky Application, or (C) in any Marketing Materials, or (ii) the omission or alleged omission to state in any Free Writing Offering Document, Preliminary Offering Circular, the Pricing Disclosure Package or the Offering Circular, or in any amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company through the Representatives by or on behalf of that Initial Purchaser specifically for inclusion therein, which information is limited to the information set forth in Section 8(e). The foregoing indemnity agreement is in addition to any liability that any Initial Purchaser may otherwise have to the Escrow Issuer, the Company, any Guarantor or any such director, officer, employee or controlling person.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under paragraphs (a) or (b) above except to the extent it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure and; provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under paragraphs (a) or (b) above. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchasers shall have the right to employ counsel to represent jointly the Initial Purchasers and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchasers against the Escrow Issuer, the Company or any Guarantor under this Section 8, if (i) the Escrow Issuer, the Company , the Guarantors and the Initial Purchasers shall have so mutually agreed; (ii) the Escrow Issuer, the Company and the Guarantors have failed within a reasonable time to retain counsel reasonably satisfactory to the Initial Purchasers; (iii) the Initial Purchasers and their respective directors, officers, employees and controlling persons shall have reasonably concluded, based on the advice of counsel, that there may be legal defenses available to them that are different from or in addition to those available to the Escrow Issuer, the Company and the Guarantors; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Initial Purchasers or their respective directors, officers, employees or controlling persons, on the one hand, and the Escrow Issuer, the Company and the Guarantors, on the other hand, and representation of both sets of parties by the same counsel would present a conflict due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the Escrow Issuer, the Company and the Guarantors and the Escrow Issuer, the Company and the Guarantors shall no longer have the right to assume the defense of any such claim or action. No indemnifying party shall (x) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (y) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Escrow Issuer, the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, from the offering of the Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Escrow Issuer, the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Escrow Issuer, the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Escrow Issuer, the Company and the Guarantors, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Notes under this Agreement as set forth on the cover page of the Offering Circular. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Escrow Issuer, the Company, the Guarantors or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Escrow Issuer shall be deemed to be also for the benefit of the Company and the Guarantors, and information supplied by the Escrow

Issuer and the Company shall also be deemed to have been supplied by the Guarantors. The Escrow Issuer, the Company, the Guarantors, and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any documented legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale to Eligible Purchasers of the Notes initially purchased by it exceeds the amount of any damages that such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute as provided in this Section 8(d) are several in proportion to their respective purchase obligations and not joint.

(e) The Initial Purchasers severally confirm and the Escrow Issuer, the Company and the Guarantors acknowledge and agree that the statements with respect to (i) the table setting forth the principal amount of the Notes to be purchased by each of the Initial Purchasers in the “Plan of Distribution” section of the Offering Circular, (ii) the offering of the Notes by the Initial Purchasers set forth in the second sentence of paragraph 21 (being the paragraph immediately following the paragraph entitled “—Selling Restrictions—Singapore”) of the “Plan of Distribution” section of the Offering Circular, and (iii) the information relating to stabilization transactions set forth in paragraphs 23 and 24 (being the third and fourth paragraphs following the paragraph entitled “—Selling Restrictions—Singapore”) of the “Plan of Distribution” section of the Offering Circular, are correct and constitute the only information concerning such Initial Purchasers furnished in writing to the Escrow Issuer, the Company or any Guarantor by or on behalf of the Initial Purchasers specifically for inclusion in the Preliminary Offering Circular, the Pricing Disclosure Package and the Offering Circular or in any amendment or supplement thereto or in any Blue Sky Application or in any Marketing Materials.

9. Defaulting Initial Purchasers.

(a) If, on the Closing Date, any Initial Purchaser defaults in its obligations to purchase the Notes that it has agreed to purchase under this Agreement, the remaining non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Notes by the non-defaulting Initial Purchasers or other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Notes, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Notes on such terms. In the event that within the respective prescribed periods, the non-defaulting Initial Purchasers notify the Company that they have so arranged for the purchase of such Notes, or the Company notifies the non-defaulting Initial Purchasers that it has so arranged for the purchase of such Notes, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Pricing Disclosure Package, the Offering Circular or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Pricing Disclosure Package or the Offering Circular that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto that, pursuant to this Section 9, purchases Notes that a defaulting Initial Purchaser agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Notes that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Notes, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Notes that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Notes that such Initial Purchaser agreed to purchase hereunder) of the Notes of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made; provided that the non-defaulting Initial Purchasers shall not be obligated to purchase more than 110% of the aggregate principal amount of Notes that they agreed to purchase on the Closing Date pursuant to the terms of Section 3.

(c) If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Notes that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Notes, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Escrow Issuer, the Company or the Guarantors, except that the Escrow Issuer, the Company and each of the Guarantors will continue to be liable for the payment of expenses as set forth in Sections 6 and 11 and except that the provisions of Section 8 shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Escrow Issuer, the Company, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.

10. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by the Company prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Sections 7(h), (j) or (p) shall have occurred or if the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement.

11. Reimbursement of Initial Purchasers’ Expenses. If (a) the Escrow Issuer for any reason fails to tender the Notes for delivery to the Initial Purchasers, or (b) the Initial Purchasers

decline to purchase the Notes for any reason permitted under this Agreement, the Escrow Issuer, the Company and the Guarantors shall reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including fees and disbursements of counsel for the Initial Purchasers) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Escrow Issuer, the Company and the Guarantors shall pay the full amount thereof to the Initial Purchasers. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Initial Purchasers, the Escrow Issuer, the Company and the Guarantors shall not be obligated to reimburse any defaulting Initial Purchaser on account of those expenses.

12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to any Initial Purchasers, shall be delivered or sent by hand delivery, mail, overnight courier, e-mail or facsimile transmission to Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, New York 10010, Attention: LCD-IBD; Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: [●] (with a copy to Latham & Watkins LLP, 885 Third Avenue, New York, New York 10022, Attention: Peter M. Labonski (e-mail: [●]);

(b) if to the Escrow Issuer, the Company or any Guarantor, shall be delivered or sent by mail, telex, overnight courier, e-mail or facsimile transmission to Platform Specialty Products Corporation, 245 Freight St, Waterbury, CT 06702, Attention: John Cordani (Fax: [●]) (e-mail: [●]) (with a copy to Greenberg Traurig, P.A., 401 East Las Olas Boulevard, Suite 2000, Fort Lauderdale, Florida 33301, Attention: Donn A. Beloff, Esq. (e-mail: [●]));

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Escrow Issuer, the Company and the Guarantors shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by the Representatives.

13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Escrow Issuer, the Company, the Guarantors and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements of the Escrow Issuer, the Company and the Guarantors contained in this Agreement shall also be deemed to be for the benefit of affiliates, directors, officers and employees of the Initial Purchasers and each person or persons, if any, controlling any Initial Purchaser within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. Notwithstanding anything herein to the contrary, any failure by Target and the Target Guarantors to become a signatory to the Joinder Agreement shall not relieve the Escrow Issuer, the Company and the Guarantors (and their successors) of any of their obligations hereunder.

14. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Escrow Issuer, the Company, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

15. Definition of the Terms “Business Day”, “Affiliate”, and “Subsidiary”. For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading, and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act.

16. Governing Law & Venue. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Escrow Issuer, the Company, each of the Guarantors and each of the Initial Purchasers agree that any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any State or U.S. federal court in The City of New York and County of New York, and waives any objection that such party may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the exclusive jurisdiction of such courts in any suit, action or proceeding.

17. Waiver of Jury Trial. The Escrow Issuer, the Company, the Guarantors and each of the Initial Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

18. No Fiduciary Duty. The Escrow Issuer, the Company and the Guarantors acknowledge and agree that in connection with this offering, or any other services the Initial Purchasers may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Initial Purchasers: (a) no fiduciary or agency relationship between the Escrow Issuer, the Company, any Guarantor and any other person, on the one hand, and the Initial Purchasers, on the other, exists; (b) the Initial Purchasers are not acting as advisors, expert or otherwise, to the Escrow Issuer, the Company or the Guarantors, including, without limitation, with respect to the determination of the purchase price of the Notes, and such relationship between the Escrow Issuer, the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Initial Purchasers may have to the Escrow Issuer, the Company and the Guarantors shall be limited to those duties and obligations specifically stated herein; (d) the Initial Purchasers and their respective affiliates may have interests that differ from those of the Escrow Issuer, the Company and the Guarantors; and (e) the Escrow Issuer, the Company and the Guarantors have consulted their own legal and financial advisors to the extent they deemed appropriate. The Escrow Issuer, the Company and the Guarantors hereby waive any claims that the Escrow Issuer, the Company and the Guarantors may have against the Initial Purchasers with respect to any breach of fiduciary duty in connection with the Notes.

19. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature Page to Follow]

If the foregoing correctly sets forth the agreement by and among the Escrow Issuer, the Company, the Original Guarantors and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

PSPC ESCROW II CORP.

By	/s/ Sanjiv Khattri
Name:	Sanjiv Khattri
Title:	President

PLATFORM SPECIALTY PRODUCTS CORPORATION

By	/s/ Sanjiv Khattri
Name: Sanjiv Khattri Title: Executive Vice President and Chief Financial Officer

MACDERMID, INCORPORATED

By	/s/ Frank J. Monteiro
Name:	Frank J. Monteiro
Title:	Chief Operating Officer and Senior Vice President

MACDERMID HOLDINGS, LLC

By	/s/ Frank J. Monteiro
Name:	Frank J. Monteiro
Title:	Director

PLATFORM DELAWARE HOLDINGS, INC.

By	/s/ Frank J. Monteiro
Name:	Frank J. Monteiro
Title:	Chief Financial Officer and Secretary

DYNACIRCUITS, LLC

By: MacDermid, Incorporated, its member

By	/s/ Frank J. Monteiro
Name:	Frank J. Monteiro
Title:	Chief Operating Officer and Senior Vice President

By: Echo International, Inc., its member

By	/s/ Frank J. Monteiro
Name:	Frank J. Monteiro
Title:	President

MACDERMID INTERNATIONAL PARTNERS

By: MacDermid, Incorporated, its partner

By	/s/ Frank J. Monteiro
Name:	Frank J. Monteiro
Title:	Chief Operating Officer and Senior Vice President

By: MacDermid Overseas Asia Limited, its partner

By	/s/ Frank J. Monteiro
Name:	Frank J. Monteiro
Title:	President

W. CANNING LTD.

By: MacDermid Houston, Inc., its General Partner

By	/s/ Frank J. Monteiro
Name:	Frank J. Monteiro
Title:	President

By: MacDermid Texas, Inc., its Limited Partner

By	/s/ Frank J. Monteiro
Name:	Frank J. Monteiro
Title:	President

ARYSTA LIFESCIENCE AMERICA INC.

By	/s/ Toyokazu Matsumoto
Name:	Toyokazu Matsumoto
Title:	Director

ARYSTA LIFESCIENCE MANAGEMENT COMPANY, LLC

By	/s/ Todd Zagorec
Name:	Todd Zagorec
Title:	Manager

ARYSTA LIFESCIENCE NA HOLDING LLC

By: Arysta LifeScience Japan Holdings Godo Kaisha, its sole member

By: MacDermid Agricultural Solutions, Inc., its managing member

By	/s/ Todd Zagorec
Name:	Todd Zagorec
Title:	Secretary

ARYSTA LIFESCIENCE NORTH AMERICA, LLC

By	/s/ Nicole Kroner
Name:	Nicole Kroner
Title:	Manager

VERNON-ROCKVILLE VENTURE, LLC

By: Rockville Venture, LLC, its sole member

By: MacDermid, Incorporated, its sole member

By	/s/ Frank J. Monteiro
Name:	Frank J. Monteiro
Title:	Chief Operating Officer and Senior Vice President

ROCKVILLE VENTURE, LLC

By: MacDermid, Incorporated, its sole member

By	/s/ Frank J. Monteiro
Name:	Frank J. Monteiro
Title:	Chief Operating Officer and Senior Vice President

AUTOTYPE HOLDINGS (USA) INC.

BAYPORT CHEMICAL SERVICE, INC.

CANNING GUMM, LLC

ECHO INTERNATIONAL, INC.

MACDERMID ACUMEN, INC.

MACDERMID ANION, INC.

MACDERMID AUTOTYPE INCORPORATED

MACDERMID BRAZIL, INC.

MACDERMID GROUP, INC.

MACDERMID HOUSTON, INC.

MACDERMID INTERNATIONAL INVESTMENTS, LLC

MACDERMID INVESTMENT CORP.

MACDERMID OFFSHORE SOLUTIONS, LLC

MACDERMID OVERSEAS ASIA LIMITED

MACDERMID PRINTING SOLUTIONS ACUMEN, INC.

MACDERMID PRINTING SOLUTIONS, LLC

MACDERMID PUBLICATION & COATING PLATES, LLC

MACDERMID SOUTH AMERICA, INCORPORATED

MACDERMID SOUTH ATLANTIC, INCORPORATED

MACDERMID TEXAS, INC.

MACDERMID US HOLDINGS, LLC

MRD ACQUISTION CORP.

NAPP PRINTING PLATE DISTRIBUTION, INC.

NAPP SYSTEMS INC.

SPECIALTY POLYMERS, INC.

W. CANNING INC.

W. CANNING USA, LLC

By	/s/ Frank J. Monteiro
Name: Frank J. Monteiro
Title: President

DUTCH AGRICULTURAL INVESTMENT PARTNERS LLC
MACDERMID AGRICULTURAL SOLUTIONS, INC.
MACDERMID MAS LLC

By	/s/ Todd Zagorec
Name: Todd Zagorec
Title: Secretary

Accepted:

CREDIT SUISSE SECURITIES (USA) LLC

Acting on behalf of itself and as the

Representative of the several Initial Purchasers

By	/s/ Jonathan Singer
Name: Jonathan Singer
Title: Managing Director

BARCLAYS CAPITAL INC.

Acting on behalf of itself and as the Representative of the several Initial Purchasers

By	/s/ Kevin Crealese
Name: Kevin Crealese
Title: Managing Director